UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 26, 2007
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN	333-28751	39-1580331
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
New Annual Incentive Plan
On July 26, 2007, Neenah Foundry Company’s (“Neenah”) indirect parent, ACP Holding Company, a Delaware corporation (to be renamed Neenah Enterprises, Inc.)(“ACP”, and together with Neenah, the “Company”), adopted a new annual incentive plan (the Neenah Enterprises, Inc. Incentive Compensation Plan) to be used for incentive awards beginning in fiscal 2008. The purposes of the new plan are to assist the Company in attracting and retaining officers and other key employees of the Company and its affiliates who, because of the extent of their responsibilities, can make significant contributions to the Company’s success by their ability, industry, loyalty and exceptional services, by providing incentives and financial rewards to such persons. The plan is structured to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”). The material terms of the plan are described below.
Eligibility. The individuals eligible to participate in the new plan include officers or key employees of the Company and its affiliates.
Performance Criteria. The compensation committee of the board of directors administers the plan and is charged with the responsibility for selecting the individuals to whom awards may from time to time be granted and the terms and conditions of each award. The compensation committee will establish specific performance targets for each participant, determine the period over which such performance will be measured and establish an objective formula for calculating the bonus payable to each participant.
The performance targets may be based on one or more of the following performance criteria: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (pre-tax or after-tax and with adjustments as stipulated); total shareholder return; return on assets, net assets, equity, tangible book value or capital employed; appreciation in and/or maintenance of the price of the shares of common stock or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization), and adjusted versions of those or similar measures; economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; regulatory achievements; loss ratio, expense ratio, incremental profit contribution measurements (sales less variable costs), operational type metrics ((including but not limited to lost time accidents, percentage scrap, OEE (overall equipment efficiency), man-hours per ton, on time delivery, workers compensation claims, customer returns, etc.)), capacity utilization metrics; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel.
Bonus Payment. Following the conclusion of each performance period, the committee will determine the amount payable to each participant. The amount actually paid to a participant may, in the sole discretion of the committee, be less than the amount otherwise payable to the participant based on attainment of the performance targets for the performance period. The maximum amount that may be payable to any participant under the new plan in any 12-month period is $2,500,000.
Amendment. The board may, from time to time, alter, amend, suspend or terminate the new plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including Section 162(m) of the Code. No amendments to, or termination of, the plan may in any way impair the rights of a participant without such participant’s consent.

Stockholder Approval. The adoption of the plan by the board of directors on July 26, 2007 was subject to stockholder approval. On July 31, 2007, the plan was approved by the written consent of Tontine Capital Partners, L.P. and Tontine Capital Overseas Master Fund, L.P., the holders of a majority of the outstanding shares of ACP common stock.
A copy of the Neenah Enterprises, Inc. Incentive Compensation Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Amended and Restated Management Equity Incentive Plan
On July 26, 2007, the Company amended and restated the 2003 Management Equity Incentive Plan (now called the Neenah Enterprises, Inc. Management Equity Incentive Plan). The amendment did not change the total shares authorized for issuance under the plan, so after the 1-for-5 reverse stock split described in Item 8.01 below an aggregate of 750,000 shares of ACP common stock will be available for future grants. No individual may receive grants for more than 400,000 shares of post-split common stock in any calendar year.
Permissible Grants. The amended plan provides for the issuance of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards and restricted stock units (which entitle the grantee to receive shares of common stock if predetermined conditions are met).
Administration. For grants to Company directors, the amended plan is administered by the Company’s full board of directors; otherwise it is administered by the compensation committee. The committee, in its discretion, designates the persons to whom awards will be made and will grant awards in the forms and amounts as it determines and impose such limitations, restrictions and other conditions upon any award as it deems appropriate. The amended plan is designed to give the committee a significant amount of discretion in establishing the terms of any award. The committee may delegate authority to administer the plan as it deems appropriate, subject to the express limitations set forth in the plan. The plan is designed to meet the requirements for deductibility of executive compensation under Section 162(m) of the Code with respect to stock options and stock appreciation rights. Restricted stock awards and restricted stock units may qualify under Section 162(m) if they are granted in accordance with a performance goal established by the committee prior to the grant of an award that is based on the attainment of goals relating to one or more of the same business criteria as those permitted under the annual incentive plan described above.
Stock Options. The committee may grant options which are designated as incentive stock options or non-qualified stock options; provided, however, that incentive stock options may not be granted to directors. The exercise price for any option may not be less than one hundred percent of the fair market value of the shares on the date of grant.
Each option grant will be evidenced by a stock option agreement containing the terms and conditions required by the plan and such other terms as the committee may deem appropriate in each case. Each option agreement will state the period or periods of time within which the option may be exercised, as determined by the committee. Options will have a maximum exercise term of ten years from the date of grant.
To comply with incentive stock option rules under Section 422 of the Code, no person may receive an ISO if, at the time of grant, the person owns, directly or indirectly, more than 10% of the total combined voting power of the Company, unless the exercise price is at least 110% of the fair market value of the shares and the exercise period of the ISO is limited to five years. The maximum fair market value, determined at the time of grant, of shares covered by ISOs that may first become exercisable by any employee in any one calendar year is limited to $100,000.
Stock Appreciation Rights. The SARs which may be granted under the plan provide a benefit that is measured by the appreciation in value of common stock over a period of time designated by the committee. SARs may be granted concurrently with options (tandem SARs), or on a stand alone basis (stand alone SARs). Each SAR grant will be evidenced by an agreement that specifies the number of SARs granted, the grant price (which may be not less than the fair market value of a share of common stock on the grant date), the term of the SAR, and such other provisions as the committee determines. Upon the exercise of SARs, the grantee will receive an amount determined by multiplying (1) the difference obtained by subtracting the grant price from the value of the common stock on the exercise date, by (2) the number of SARs exercised. The committee may elect to pay that amount in cash, in shares of common stock, or in any combination thereof.
Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the plan. The committee will determine the eligible persons to whom, and the times at which, restricted stock awards will be made, the number of shares to be awarded, the time or times within which awards may be subject to forfeiture and any other terms and conditions of the awards. Restricted stock awards may be conditioned upon the attainment of specified performance goals or other criteria determined by the committee. Unless otherwise provided in the applicable award agreement, the portion of the restricted stock award still subject to restriction will be forfeited by the grantee upon termination of the grantee’s service to the Company for any reason.
At the time the award is made, stock certificates representing the number of shares of common stock awarded and containing appropriate legends will be issued to the grantee. If and when the applicable restrictions lapse, stock certificates without the restrictive legends will be delivered to the grantee. A grantee receiving a restricted stock award will have all of the rights of a shareholder, including the right to vote the shares and the right to receive any cash dividends. Dividends payable in cash on restricted stock will be paid in cash and dividends payable in stock will be paid in the form of additional restricted stock.
Restricted Stock Units. Restricted stock units entitle the grantee to receive shares of common stock if predetermined conditions are met. The committee will determine the eligible persons to whom, and the time or times at which, grants will be made, the number of shares to be awarded, the time or times within which the awards may be subject to forfeiture and any other terms and conditions of the awards. The committee may condition the grant of restricted stock units upon the attainment of performance goals or other criteria determined by the committee.
Unless otherwise provided in the applicable award agreement, the portion of the grant still subject to conditions will be forfeited by the grantee upon termination of the grantee’s service to the Company for any reason. If and when the applicable restrictions lapse, stock certificates for the underlying shares will be delivered to the grantee. A grantee receiving restricted stock units will not be deemed the holder of any shares covered by the award, or have any rights as a shareholder with respect thereto, until the underlying shares are issued to him or her following the lapse of the applicable restrictions. The committee may elect to pay or accumulate dividend equivalents in connection with restricted stock units.
Effect of Corporate Transactions. The committee may set forth in any grant agreement the effect, if any, that a “change in control” or other, similar transaction shall have on any awards granted hereunder.
Amendment. The committee may amend the terms of any award to provide rights that are more favorable to any grantee. The committee may not take any action that would adversely affect the grantee without the grantee’s consent.
Stockholder Approval. The adoption of the plan by the board of directors on July 26, 2007 was subject to stockholder approval. On July 31, 2007, the plan was approved by the written consent of Tontine Capital Partners, L.P. and Tontine Capital Overseas Master Fund, L.P., the holders of a majority of the outstanding shares of ACP common stock.
A copy of the Neenah Enterprises, Inc. Management Equity Incentive Plan is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 8.01. Other Events.
On July 26, 2007, the board of directors proposed, declared advisable and recommended that the stockholders of ACP approve an amendment and restatement of ACP’s certificate of incorporation. On July 31, 2007, Tontine Capital Partners, L.P. and Tontine Capital Overseas Master Fund, L.P., the holders of a majority of ACP’s outstanding shares of common stock, took action by written consent without a meeting to approve the amendment and restatement of ACP’s certificate of incorporation to, among other things, (1) change ACP’s name to Neenah Enterprises, Inc, (2) effect a 1-for-5 reverse split of ACP’s common stock and (3) change the authorized capital stock to 35,000,000 shares of common stock and 1,000,000 shares of preferred stock. The written consent also approved the Neenah Enterprises, Inc. Incentive Compensation Plan and the Neenah Enterprises, Inc. Management Equity Incentive Plan discussed above.
On July 26, 2007, the board of directors of ACP also approved the amendment and restatement of ACP’s bylaws, to be effective when the amended and restated certificate of incorporation becomes effective. ACP expects to file the amended and restated certificate of incorporation with the Secretary of State of Delaware on or about August 3, 2007. The amended and restated certificate of incorporation will become effective at 5:00 p.m. on the filing date.
A summary of the changes to the certificate of incorporation and bylaws of ACP is available in Amendment No. 1 to ACP’s Form 10 registration statement (SEC File No. 000-52681), which was filed with the Securities and Exchange Commission on July 30, 2007. The forms of the fourth amended and restated certificate of incorporation and amended and restated bylaws of ACP are also filed as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Neenah Enterprises, Inc. Incentive Compensation Plan.

10.2	Neenah Enterprises, Inc. Management Equity Incentive Plan (an amendment and restatement of the 2003 Management Equity Incentive Plan).

99.1	Form of Fourth Amended and Restated Certificate of Incorporation of Neenah Enterprises, Inc. (Incorporated by reference to Exhibit 3.3 to Amendment No. 1 to ACP Holding Company’s Form 10 Registration Statement (SEC File No. 000-52681) filed on July 30, 2007)

99.2	Form of Amended and Restated Bylaws of Neenah Enterprises, Inc. (Incorporated by reference to Exhibit 3.4 to Amendment No. 1 to ACP Holding Company’s Form 10 Registration Statement (SEC File No. 000-52681) filed on July 30, 2007)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH FOUNDRY COMPANY
Date: August 1, 2007	/s/ Gary W. LaChey
	Name:	Gary W. LaChey
	Title:	Corporate Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Neenah Enterprises, Inc. Incentive Compensation Plan.

10.2	Neenah Enterprises, Inc. Management Equity Incentive Plan (an amendment and restatement of the 2003 Management Equity Incentive Plan).

99.1	Form of Fourth Amended and Restated Certificate of Incorporation of Neenah Enterprises, Inc. (Incorporated by reference to Exhibit 3.3 to Amendment No. 1 to ACP Holding Company’s Form 10 Registration Statement (SEC File No. 000-52681) filed on July 30, 2007)

99.2	Form of Amended and Restated Bylaws of Neenah Enterprises, Inc. (Incorporated by reference to Exhibit 3.4 to Amendment No. 1 to ACP Holding Company’s Form 10 Registration Statement (SEC File No. 000-52681) filed on July 30, 2007)